UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):                    October 29, 2014

OCEANEERING INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-10945 (Commission File Number)	95-2628227 (IRS Employer Identification No.)

11911 FM 529 Houston, TX (Address of principal executive offices)	77041 (Zip Code)

Registrant's telephone number, including area code: (713) 329-4500

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02    Results of Operations and Financial Condition.

On October 29, 2014, we issued a press release announcing our earnings for the third quarter ended September 30, 2014. A copy of that press release is furnished as Exhibit 99.1 to this report and is incorporated by reference herein.

The information furnished pursuant to this Item 2.02, including Exhibit 99.1, shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and will not be incorporated by reference into any registration statement filed under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

Item 8.01    Other Events.

On October 29, 2014, we also announced that our Board of Directors declared a quarterly dividend of $0.27 per common share. The dividend will be payable on December 19, 2014 to shareholders of record at the close of business on November 28, 2014. A copy of that press release is furnished as Exhibit 99.2 to this report and is incorporated by reference herein.

Item 9.01    Financial Statements and Exhibits.

The following are being furnished as exhibits to this report.

Exhibit 99.1	Press Release of Oceaneering International, Inc., dated October 29, 2014 regarding Item 2.02
Exhibit 99.2	Press Release of Oceaneering International, Inc., dated October 29, 2014 regarding Item 8.01

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OCEANEERING INTERNATIONAL, INC.

Date:	October 29, 2014	By:	/S/ ROBERT P. MINGOIA
Robert P. Mingoia
Vice President and Treasurer

Exhibit Index

Exhibit No.	Description

Exhibit 99.1	Press Release of Oceaneering International, Inc., dated October 29, 2014 regarding Item 2.02
Exhibit 99.2	Press Release of Oceaneering International, Inc., dated October 29, 2014 regarding Item 8.01

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